united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinatti, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

TWO OAKS DIVERSIFIED

GROWTH AND INCOME FUND

Semi-Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.twooaks.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Two Oaks Diversified Growth and Income Fund September 30, 2020

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund, it has been over fourteen years since we took over the portfolio management of the Montecito Fund on November 1, 2005. The Fund we inherited started operations on April 15, 2002 and has a publishable track record back to this date. However, the current management and investment disciplines have been in place since November 1, 2005. We are pleased that we now have a publishable 14-year track record for the Fund that shows the results of our investment philosophy. On November 1, 2005 the Net Asset Value of the Fund was $10.09 per share. Since November 1, 2005, there have been $6.4868 in Class A distributions per share and the Net Asset Value per Class A share was $13.30 as of September 30, 2020. This has resulted in a total positive return of $9.6968 per share since November 1, 2005. As of the end of September, the portfolio was invested 55.77% in Equities, 27.05% in Real Estate and Asset Based Securities, 11.48% in Fixed Income and 5.70% in Cash. The benchmark selected for our Fund is a blend of 60% Standard and Poor’s 500 and 40% Bloomberg Barclay’s U.S. Aggregate Bond Index. From November 1, 2005 until September 30, 2020, this index showed a cumulative rate of return of 203.52% and an Average Annual Return of 7.73%. During this same time frame our Fund at Net Asset Value showed a cumulative rate of return of 132.87% and an Average Annual Return of 5.83%. For the year ended September 30, 2020, our Class A shares were up 0.60% versus 12.50% for the benchmark. This return consisted of depreciation of $0.32 per share and distributions of $0.3932 per share. Trailing 1 year returns can be attributed to a sharp rebound in equity prices offset by continued weakness in real estate and asset based security prices.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 888.806.8633.

MARKET THOUGHTS

As the world continues to navigate COVID-19, we remain encouraged and impressed by human ingenuity in the face of global tragedy. In spite of confirmed cases continuing to grow, we have not seen an equivalent spike in those dying from the virus. There are several reasons as to why this could be happening. Perhaps more of our younger population is contracting the virus. Or, perhaps doctors have gained a far better understanding of how to treat COVID patients. Whatever the reasons are, we are beyond relieved that COVID-19 does not appear to be a pandemic like the Spanish Influenza of 1918 that wiped out approximately 1% of the global population. If that were to happen today, that would be nearly 70 million lives!

As is customary in our profession, not only do we weigh the impact of worries of today, but also must look forward to worries of tomorrow. In just a few short days, the world’s eyes will be focused on the results of our country’s 59th Presidential election. It’s being billed as the most important event in our nation’s history with both sides proclaiming the future of our country rests on the outcome. While choosing elected officials is indeed a very serious decision and we absolutely urge everyone to exercise their right to vote, we also remind investors that candidates proclaiming impending doom if they aren’t

7345-NLD-10/29/2020

elected is not new. Lyndon Johnson’s 1964 “Daisy Girl” ad portrayed a world filled with nuclear conflict if he wasn’t elected. As is often the case with politics, exaggeration is par for the course.

Making long-term financial decisions based on politics is not recommended. Large amounts of historical data back up our claims. One of the better pieces we’ve seen summarizing market returns with political party comes from McLean. They highlight the following for S&P 500 average annual returns:

●	S&P 500 From 1926 - 2019	12.09%

●	During Presidential election years	11.28%

●	During non-Presidential election years	12.35%

●	When the same political party retained the Presidency	16.00%

●	When the Presidency switched political parties	5.14%

●	When a Republican was President	9.14%

●	When a Democrat was President	14.94%

●	When Republicans were President and also fully controlled Congress	14.52%

●	When Democrats were President and also fully controlled Congress	14.52%

●	When Democrats were President and Republicans controlled Congress	15.94%

●	When Republicans were President and Democrats controlled Congress	6.99%

The takeaway from the data is that there is no clear takeaway. Return figures can be impacted by numerous economic and global events of the day. Obviously, the returns in the Roaring 20’s and dot-com boom of the 1990’s are going to be vastly different from the returns seen in the Great Depression and Great Recession. To say that political leaders were the main cause of any of these events would be a gross oversimplification. Unfortunately, we as humans are hard-wired to do just this and find comfort in attempting to turn complex situations into simple reasons and rationale. This behavioral bias is a reason so many people are lured into a false belief that political leaders should play a role in their investment decisions.

Now, we’re not saying that politics aren’t important. Certainly, decisions related to taxes, international trade, regulation, fiscal policy, and monetary policy are all very important and can indeed result in faster or slower economic growth. Well-defined views on these topics can definitely help foster environments of clarity. Markets appreciate clarity and have shown an absolute dislike for uncertainty. What we are saying is that the beauty of our country lies in the very fabric of our American culture. In spite of the conflicts we’re going through today, we are a country that deals with issues quickly.

We are not like that couple that never fights, sweeps feelings under the rug to be dealt with later, and shocks family and friends when they wind up in divorce. No, instead we are a country that airs our dirty laundry for all to see. We are that volatile couple that seems to constantly argue, lives through huge highs and lows, but at the end of the day, leaves no hidden feelings. We are a country where nothing is off-limits from criticism and critique. We are a country where failure is not feared or punished, instead, it is embraced. We are a country where you can literally turn your ideas into reality not only helping yourself, but possibly the thousands you may wind up employing as well. We are a country that millions

7345-NLD-10/29/2020

of people line up to get into every year and that even the most vocal of critics hesitate to actually leave. It is not a perfect system, but it is still the system that offers the greatest good to the greatest number of people. In spite of the rhetoric, we do not believe this election will serve as the turning point to possibly endanger any of this. Regardless of the election outcome, we remain confident in our country’s system built around checks and balances.

We remind investors that in spite of the media’s 24/7 coverage of American politics, about 139 million people actually voted in the 2016 election. That represented 43% of the overall population and 56% of the population that was of legal age to vote. The way we see it, of those who actually get out and vote, approximately half will be glad and half will be disappointed. When viewed through this “political participation” lens, we believe the picture becomes clear. Off-setting political sentiment and leadership change should not be a deciding factor upon which long-term financial plans and investment decisions are made. Instead, our long-term focus and foundation to help drive success will remain firmly rooted in the American framework that has unlocked human potential for centuries now. Neither one person nor one election will change this.

THE WORLD AFTER COVID-19

2020 has proven to be one of the most eventful years we can remember and we’re not quite through! Just six months ago we were thrust into an unfamiliar world of shelter-in-place, work from home, teach from home, all while scavenging for toilet paper. Uncertainty, panic, and fear ruled the day. Six months ago sometimes feels like six generations ago. Today, we’re getting back to a sense of normalcy, but parts of what we consider normal have indeed changed.

As we wrote last quarter, we do believe there will be some permanent changes caused by COVID-19. A few of the major changes we see:

●	Is the office essential? – Employers are re-examining the belief that a centralized office is necessary – this could mean less demand for office real estate with a great deal of overhead expense saved by employers.

●	Better work/life balance – Employees are realizing that work from home can provide a better work/life balance – while it is nice to see co-workers at the office many find it better to spend more time with their spouse / children/ and family members.

●	Exodus to the suburbs – With employees given the choice to work from home permanently, many will reconsider if expensive, densely-populated, urban areas are for them. We were already seeing an exodus from expensive cities like San Francisco and New York. We believe the desire to own a house and have more space to raise a family will only accelerate the movement to the suburbs.

●	Business travel may never be the same – With today’s connectivity tools, doing business virtually just makes sense. There is no way around it - flights and hotel rooms are expensive.

7345-NLD-10/29/2020

While some things change, other things stay the same. We believe the shutdown also highlighted a few truths about us:

●	We are social creatures – There is only so much shelter-in-place people are willing to tolerate. Visiting friends and family in person is still preferred to remote hangouts.

●	We like to be entertained – Going out will probably never go out of favor. People like restaurants, movies, sporting events, and all kinds of experiences. Although demand was crushed with mandatory shut-downs we expect this to bounce back strongly once people are given the green light.

●	We prefer convenience – Time-consuming, unenjoyable experiences will continue to migrate to companies that can offer simplicity and convenience. Whether it’s buying clothes, cars, or groceries, winning businesses will make the unenjoyable, enjoyable.

As the world reopens there is still a lot of uncertainty related to COVID-19. We could certainly see a second wave, third wave, or the eventual possibility that COVID-19 will be a seasonal virus that we have to deal with. While there is no way to accurately predict this, we do believe the world has realized that permanent shutdowns are not realistic. The financial and emotional toll of these shutdowns is not sustainable. It seems that temporary restrictions, targeted shutdowns of hot spots, and shelter-in-place policies for those highest at risk will be a more likely reality going forward.

While the world may be filled with uncertainty, our long-term investment outlook and philosophy remains unchanged. Owning quality businesses allows investors the ability to create wealth. Owning quality businesses allows investors the ability to produce a growing income stream, as they share in corporate profits. The key takeaway here is that in order to reap these benefits you actually have to own these businesses. While selling investments during a panic might sound like a good idea, history has proven this can only provide a temporary benefit. The comfort gained from not having to watch stock prices and account balances go down is more than offset by the lost potential of creating wealth and participating in your share of corporate profits. Investors cannot fund permanent, long-term goals with temporary, short-term benefits. There will always be events that cause fear and worry. To reiterate a recent point from our previous commentary: There has never been a time in U.S. history where our markets went down and stayed down. They eventually pushed forward, making new all-time highs 100% of the time. We’re confident patience and maintaining control of emotion will once again be rewarded. The world has advanced significantly and we believe will continue to do so.

THOUGHTS ON PORTFOLIO POSITIONING

Two Oaks investment philosophy believes in diversification amongst three major asset classes: Stocks, Fixed Income, and Real Estate / Asset Based securities. During the recent market downturn Real Estate / Asset Based securities have been hit exceptionally hard contributing to the underperformance of our Fund as it has greater exposure to this asset class. As of quarter-end, real estate indexes are still down greater than 15% and certain commodities (such as oil) are down greater than 30%.

7345-NLD-10/29/2020

We believe real estate’s underperformance is due to the vast amount of uncertainty caused by COVID-19. Property owners attempting to collect rent from tenants that are forced to keep their doors closed (or operate at limited capacity) has made this one of the most challenging times for the real estate industry. Further, we believe COVID-19 will permanently change certain habits such as expensive business travel, demand for urban office space, and demand for residential real estate in densely populated, highly taxed, city centers. While there have been numerous challenges for certain property owners it has been a boon for others. Shopping from home, the exponential growth of AI and the cloud, and the need for affordable housing should lead to continual demand for quality industrial, data center, and affordable housing properties for years to come. Our conviction remains high in real estate’s long-term investment appeal. With yields from fixed income at record lows the attractiveness of real estate remains as strong as ever. Although the past does not guarantee the future, we do believe patient investors will be rewarded.

The bright spot in the market and our portfolio, we believe, are those companies with a focus on the future. Many young, disruptive, up and coming companies continue to shine in today’s environment. We believe many will emerge from this downturn as leading companies of this decade and eventually make their way into the major indexes at some point in the future. We will continue to require that our existing portfolio companies embrace technological advancement and also look to add some of these leading companies of the next generation as they graduate from young upstarts to industry leaders.

We continue to believe that it is more prudent than ever to focus on a bottoms-up, fundamental based approach to the markets. Up until recently you were able to achieve success by merely having exposure to the broad markets. However, recent events have reminded us just how volatile markets can be. We continue to believe success will be earned by focusing on long-term investment themes, unique company-specific ideas, & investing in less followed asset classes. We believe our current asset allocation & portfolio holdings reflect these points. Looking forward, we believe the greatest value & opportunities will be found by keeping the asset allocation near a maximum weighting in equities, minimum in fixed income, & looking to real estate / asset based securities to generate acceptable cash flows lacking from traditional fixed income.

CLOSING THOUGHTS

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial independence. Our disciplines dictate that we invest in each of the three major asset categories - Equities, Fixed Income, and Real Estate and Asset Based. Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term. Thank you for your continued confidence and the opportunity to manage the Fund. We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns. As always, we welcome and encourage your comments and feedback.

Blake Todd	Jarrett Perez, CFA
Portfolio Manager	Portfolio Manager

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Sources:

https://www.mcleanam.com/are-republicans-or-democrats-better-for-the-stock-market/

The material herein has been provided by Two Oaks Investment Management, LLC and is for informational purposes only.

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed Income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

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Two Oaks Diversified Growth and Income Fund
Portfolio Review (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2020, compare to its benchmarks:

			Annualized
					Since Inception
	Six months	1 Year	5 Years	10 Years	4/15/2002
Two Oaks Diversified Growth and Income Fund (1) – Class A:
Without Sales Charge	24.06%	0.60%	7.36%	7.03%	4.82%
With Sales Charge (2)	16.93%	(5.18)%	6.10%	6.40%	4.48%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	8.40%
60% S&P 500/40% Bloomberg Barclays U.S. Aggregate Bond	19.71%	12.50%	10.37%	9.85%	7.19%

(1)	Effective November 1, 2005, the strategy of the Two Oaks Diversified Growth and Income Fund, formerly known as the Montecito Fund changed and Blake T. Todd assumed the role of Portfolio Manager.

(2)	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted. The Fund’s total annual gross operating expenses, as stated in the fee table to the Fund’s prospectus dated July 31, 2020, is 1.65% for Class A Shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (888) 806-8633.

Two Oaks Diversified Growth and Income Fund
September 30, 2020 (Unaudited)

	% of Net		% of Net
Top 10 Holdings * (Unaudited)	Assets	Portfolio Composition (Unaudited)	Assets
Apple, Inc.	7.1%	Common Stock	56.6%
Brookfield Infrastructure Partners LP	4.4%	Real Estate Investment Trusts (REITS)	20.5%
Walt Disney Co.	3.9%	Corporate Bonds	12.7%
FedEx Corp.	3.9%	Short-Term Investments	5.7%
Rockwell Automation, Inc.	3.8%	Preferred Stock	3.5%
T Rowe Price Group, Inc.	3.7%	Closed-End Fund	1.6%
UnitedHealth Group, Inc.	3.6%	Liabilities in Excess of Cash and Other Assets	(0.6)%
DigitalRealty Trust, Inc.	3.5%	NET ASSETS	100.0%
Monmouth Real Estate Investment Corporation	3.2%
Tesla, Inc., 2.00%, 5/15/2024	2.7%

*	As of September 30, 2020. Top ten holdings exclude short-term investments.

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2020

Shares	Security	Fair Value
	COMMON STOCK - 56.6%
	ADVERTISING & MARKETING - 0.5%
250	Trade Desk, Inc. *	$129,695

	APPAREL & TEXTILE PRODUCTS - 0.9%
15,000	Hanesbrands, Inc.	236,250

	ASSET MANAGEMENT - 4.4%
3083	Brookfield Infrastructure Corp.	170,767
7500	T Rowe Price Group, Inc.	961,650
		1,132,417
	BANKING - 1.2%
30,000	Community West Bancshares	240,900
234	WTB Financial Corp.	65,239
		306,139
	BEVERAGES - 1.8%
2,500	Constellation Brands, Inc.	473,775

	CONSUMER SERVICES - 1.6%
10,000	Service Corporation International	421,800

	E-COMMERCE DISCRETIONARY - 1.0%
500	Alibaba Group Holding Ltd. - ADR *	146,990
100	MercadoLibre, Inc. *	108,248
		255,238
	ELECTRIC UTILITIES - 4.4%
24,000	Brookfield Infrastructure Partners LP	1,142,880

	ELECTRICAL EQUIPMENT - 3.8%
4,500	Rockwell Automation, Inc.	993,060

	ENTERTAINMENT CONTENT - 5.7%
1,000	NetEase, Inc. - ADR	454,670
8,200	Walt Disney Co.	1,017,456
		1,472,126
	FOOD - 0.5%
800	Beyond Meat, Inc. *	132,848

	GAS & WATER UTILITIES - 0.0%
10	Consolidated Water Company Ltd.	104

	HEALTHCARE FACILITIES & SERVICES - 3.6%
3,000	UnitedHealth Group, Inc.	935,310

	HOME & OFFICE PRODUCTS - 1.6%
2,800	The Scotts Miracle-Gro Co.	428,148

	INTERNET MEDIA & SERVICES - 0.4%
100	Shopify, Inc. *	102,297

	LEISURE FACILITIES & SERVICES - 4.5%
3,000	McDonald’s Corp.	658,470
6,000	Starbucks Corp.	515,520
		1,173,990
	MACHINERY - 2.3%
7,000	Xylem, Inc.	588,840

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)	September 30, 2020

Shares	Security	Fair Value
	COMMON STOCK - 56.6% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 2.2%
725	Align Technology, Inc. *	$237,336
250	DexCom, Inc. *	103,057
325	Intuitive Surgical, Inc. *	230,601
		570,994
	SOFTWARE - 1.5%
400	Palo Alto Networks, Inc. *	97,900
400	RingCentral, Inc. *	109,844
680	Salesforce.com, Inc. *	170,898
		378,642
	TECHNOLOGY HARDWARE - 7.1%
16,000	Apple, Inc.	1,852,960

	TECHNOLOGY SERVICES - 1.9%
2,500	Visa, Inc.	499,925

	TRANSPORTATION & LOGISTICS - 3.9%
4,000	FedEx Corp.	1,006,080

	WHOLESALE - CONSUMER STAPLES - 1.8%
7,000	Calavo Growers, Inc.	463,890

	TOTAL COMMON STOCK (Cost - $8,603,272)	14,697,408

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 20.5%
	DATA CENTER - 3.5%
6,200	Digital Realty Trust, Inc.	909,912

	HEALTH CARE - 1.0%
10,000	Healthpeak Properties, Inc.	271,500

	INDUSTRIAL - 3.2%
60,000	Monmouth Real Estate Investment Corporation	831,000

	INFRASTRUCTURE - 0.4%
20,000	CorEnergy Infrastructure Trust, Inc.	116,800

	MORTGAGE FINANCE - 1.4%
50,000	Annaly Capital Management, Inc.	356,000

	MULTI ASSET CLASS - 4.2%
60,000	Armada Hoffler Properties, Inc.	555,600
50,000	Lexington Realty Trust	522,500
		1,078,100
	RESIDENTIAL - 4.7%
80,000	Bluerock Residential Growth REIT, Inc.	606,400
45,000	UMH Properties, Inc.	609,300
		1,215,700
	SPECIALTY - 2.1%
20,000	EPR Properties	550,000

	TOTAL REAL ESTATE INVESTMENTS TRUSTS (Cost - $4,837,459)	5,329,012

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)	September 30, 2020

Principal	Security	Coupon Rate (%)	Maturity Date	Fair Value
	CORPORATE BONDS - 12.7%
	AUTOMOTIVE - 2.7%
$100,000	Tesla, Inc.	2.0000	5/15/2024	$691,498

	BANKING - 1.9%
500,000	Barclays Bank PLC, 3 mo. LIBOR + 1.25% (a)	3.8313	4/11/2023	503,783

	ELECTRIC UTILITIES - 2.0%
500,000	Public Service Enterprise Group, Inc.	2.0000	11/15/2021	507,949

	HEALTH CARE FACILITIES & SERVICES - 2.1%
500,000	McKesson Corp.	3.7960	3/15/2024	547,827

	OIL & GAS PRODUCERS - 2.0%
500,000	Chevron Corp.	2.4980	3/3/2022	514,716

	TELECOMMUNICATIONS - 2.0%
500,000	AT&T, Inc.	3.0000	6/30/2022	520,152

	TOTAL CORPORATE BONDS (Cost - $2,592,004)			3,285,925

Shares
	CLOSED-END FUND - 1.6%
	MIXED ALLOCATION - 1.6%
39,988	Tortoise Essential Assets Income Term Fund			422,273
	TOTAL CLOSED-END FUND (Cost - $393,544)

	PREFERRED STOCK - 3.5%
	BANKING - 1.6%
300	Wells Fargo & Co., 7.50%			402,615

	WHOLESALE - CONSUMER STAPLES - 1.9%
5,000	Bunge, Ltd., 4.88%			491,250

	TOTAL PREFERRED STOCK (Cost - $940,502)			893,865

	SHORT-TERM INVESTMENTS - 5.7%
	MONEY MARKET FUND - 5.7%
1,488,161	Dreyfus Institutional Preferred Government Money Market Fund Premier Shares, 0.04% (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,488,161)			1,488,161

	TOTAL INVESTMENTS - 100.6% (Cost - $18,854,942)			$26,116,644
	LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS- (0.6)%			(157,707)
	NET ASSETS - 100.0%			$25,958,937

*	Non Income Producing Security

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

LIBOR - London Interbank Offered Rate

(a)	Variable rate security; the rate shown represents the rate at September 30, 2020.

(b)	Money market fund; interest rate reflects the seven-day effective yield on September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	September 30, 2020

Assets:
Investments in Securities at Fair Value (Cost $18,854,942)	$26,116,644
Receivables:
Dividends and Interest	59,772
Prepaid Expenses and Other Assets	11,016
Total Assets	26,187,432

Liabilities:
Payables:
Fund Shares Repurchased	184,001
Accrued Advisory Fees	12,960
Accrued Distribution Fees	5,400
Payable to Related Parties	3,729
Payable to Trustees	4,039
Accrued Expenses and Other Liabilities	18,366
Total Liabilities	228,495

Net Assets	$25,958,937

Class A Shares:
Net Asset Value and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($25,958,937/1,951,250 shares)	$13.30

Maximum Offering Price Per Share ($13.30/0.9425)	$14.11

Composition of Net Assets:
At September 30, 2020, Net Assets consisted of:
Paid-in-Capital	20,520,486
Accumulated Earnings	5,438,451
Net Assets	$25,958,937

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund	For the Six Months Ended
STATEMENT OF OPERATIONS (Unaudited)	September 30, 2020

Investment Income:
Dividend Income, net of foreign taxes of $(3,070)	$293,819
Interest Income	54,131
Total Investment Income	347,950

Expenses:
Investment Advisory Fees	74,036
Distribution Fees - Class A	30,848
Administration Fees	26,335
Trustee Fees	15,639
Transfer Agent Fees	15,101
Legal Fees	13,794
Chief Compliance Officer Fees	10,879
Fund Accounting Fees	9,767
Audit Fees	8,775
Custody Fees	5,530
Registration and Filing Fees	5,516
Printing Expenses	4,975
Third Party Administrative Servicing Fees	3,761
Insurance Expense	1,254
Miscellaneous Expense	1,003
Total Expenses	227,213
Net Investment Income	120,737

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss From Security Transactions	(212,480)
Net Change in Net Unrealized Appreciation on Investments	5,295,232
Net Realized and Unrealized Gain on Investments	5,082,752

Net Increase in Net Assets Resulting From Operations	$5,203,489

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2020	March 31, 2020
	(Unaudited)
Operations:
Net Investment Income	$120,737	$287,527
Net Realized Loss From Security Transactions	(212,480)	(1,529,527)
Net Change in Net Unrealized Appreciation (Depreciation) on Investments	5,295,232	(2,247,985)
Net Increase (Decrease) in Net Assets Resulting From Operations	5,203,489	(3,489,985)

Dividends and Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.12 and $0.35 per share, respectively)	(238,338)	(715,780)
Total Distributions to Shareholders	(238,338)	(715,780)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued (11,601 and 110,460 shares, respectively)	134,747	1,509,201
Reinvestment of Dividends (20,178 and 52,115 shares, respectively)	237,773	714,118
Cost of Shares Redeemed (97,480 and 269,803 shares, respectively)	(1,212,672)	(3,567,034)
Total Capital Share Transactions	(840,152)	(1,343,715)

Total Increase (Decrease) in Net Assets	4,124,999	(5,549,480)

Net Assets:
Beginning of Period	21,833,938	27,383,418
End of Period	$25,958,937	$21,833,938

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class A (a)

	For the
	Six Months Ended
	September 30,		For the Year Ended March 31,
	2020		2020	2019	2018		2017	2016
	(Unaudited)
Net Asset Value, Beginning of Period	$10.83		$12.89	$13.16	$13.02		$11.52	$12.04

From Operations:
Net investment income (b)	0.06		0.14	0.15	0.12		0.11	0.20
Net gain (loss) from securities (both realized and unrealized)	2.53		(1.85)	0.35	0.51		1.57	(0.25)
Total from operations	2.59		(1.71)	0.50	0.63		1.68	(0.05)

Distributions to shareholders from
Net investment income	(0.12)		(0.09)	(0.16)	(0.13)		(0.18)	(0.16)
Net realized gains	—		(0.26)	(0.61)	(0.36)		—	(0.28)
Return of capital	—		—	—	—		—	(0.03)
Total distributions	(0.12)		(0.35)	(0.77)	(0.49)		(0.18)	(0.47)

Net Asset Value, End of Period	$13.30		$10.83	$12.89	$13.16		$13.02	$11.52

Total Return (c)	24.06	% (g)	(13.81)%	4.05%	4.70%		14.63%	(0.31)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$25,959		$21,834	$27,383	$27,721		$24,940	$22,059
Ratio of expenses to average net assets,
before recapture (d)	1.84	% (f)	1.63%	1.69%	1.70%		1.75%	1.81%
net of recapture (d)	1.84	% (f)	1.63%	1.69%	1.75	% (e)	1.75%	1.75%
Ratio of net investment income to average net assets (d)	0.98	% (f)	1.03%	1.13%	0.86%		0.90%	1.71%
Portfolio turnover rate	12	% (g)	7%	15%	22%		24%	28%

(a)	Class C shares were merged into Class A on May 20, 2017. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee during 2016-2017, total returns would have been lower.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

(f)	Annualized.

(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)	September 30, 2020

1.	ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002. The investment objective of the Fund is long-term growth of capital and income.

The Fund currently offers Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third-party valuation firm to attend valuation meetings held by the trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2020

the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2020 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$14,697,408	$—	$—	$14,697,408
REITS	5,329,012	—	—	5,329,012
Corporate Bonds	—	3,285,925	—	3,285,925
Closed-End Fund	422,273	—	—	422,273
Preferred Stock	893,865	—	—	893,865
Short-Term Investments	1,488,161	—	—	1,488,161
Total	$22,830,719	$3,285,925	$—	$26,116,644

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2020

by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) and master limited partnerships (“MLPS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT and MLP distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT and MLP distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2018 to March 31, 2020, or expected to be taken in the Fund’s March 31, 2021 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2020

receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund. For the six months ended September 30, 2020, the Adviser earned advisory fees of $74,036.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the six months ended September 30, 2020, the Fund paid distribution fees of $30,848.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended September 30, 2020, the Distributor received $6,603 in underwriting commissions for sales of shares, of which $1,052 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2020, amounted to $2,702,087 and $3,092,930, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2020, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$18,759,140	$7,939,288	$(581,784)	$7,357,504

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2020

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended March 31, 2020 and March 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2020	March 31, 2019
Ordinary Income	$289,966	$340,858
Long-Term Capital Gain	425,814	1,192,775
	$715,780	$1,533,633

As of March 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$19,510	$—	$(1,608,482)	$—	$—	$2,062,272	$473,300

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,608,482.

The difference between book basis and tax basis unrealized appreciation and undistributed ordinary income is primarily attributable to tax adjustments for partnerships, and C-Corporation return of capital distributions.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Two Oaks Diversified Growth and Income Fund
FUND EXPENSES (Unaudited)	September 30, 2020

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning			Expenses Paid
	Account		Expense	During the
	Value	Ending Account Value	Ratio	Period*
	(4/1/20)	(9/30/20)	(Annualized)	(4/1/20-9/30/20)
Actual:
Class A	$1,000.00	$1,240.60	1.84%	$10.33
Hypothetical (5% return
before expenses):
Class A	$1,000.00	$1,015.84	1.84%	$9.30

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Two Oaks Diversified Growth and Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Trust, on behalf of the Fund, has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended September 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Two Oaks Diversified Growth and Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES WITH THE APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 28, 2020, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (“Two Oaks”), and Two Oaks Investment Management, LLC (“TOIM”) (“Two Oaks Advisory Agreement”).

Based on their evaluation of the information provided by TOIM, in conjunction with Two Oaks’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Two Oaks Advisory Agreement with respect to Two Oaks.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Two Oaks Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Two Oaks Advisory Agreement, a memorandum prepared by the Independent Trustees legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Two Oaks Advisory Agreement and comparative information relating to the advisory fee and other expenses of Two Oaks. The materials also included due diligence materials relating to TOIM (including a due diligence questionnaire completed by TOIM, TOIM’s Forms ADV, select financial information of TOIM, bibliographic information regarding TOIM’s key management and investment advisory personnel, and comparative fee information relating to Two Oaks) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Two Oaks Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement. In considering the renewal of the Two Oaks Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by TOIM related to the proposed renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Two Oaks, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel. Additionally, the Board received satisfactory responses from representatives of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of Two Oaks; and whether TOIM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by TOIM of its practices for monitoring compliance with Two Oaks’ investment limitations, noting that TOIM’s CCO would continually review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s and Two Oaks compliance programs. The Board also discussed TOIM’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that TOIM’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted TOIM’s representation that the prospectus and statement of additional information for Two Oaks accurately describe the investment strategies of Two Oaks. The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or that its control persons had the ability to make additional contributions in order to meet its obligations to Two Oaks. The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to Two Oaks were satisfactory.

Two Oaks Diversified Growth and Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three-year, five year, and since inception periods ended June 30, 2020. The Board noted that Two Oaks had underperformed its peer group median, Morningstar category median and its benchmark, the S&P 500 Index, for the one year and three year periods and underperformed its Morningstar category median and benchmark but outperformed its peer group median for the five year period and equaled its peer group median for the since inception period. In reviewing Two Oaks’ performance, the Board noted that the Fund’s primary benchmark was the S&P 500 Index while a blended index, 60% of which is based on the S&P 500 Index and 40% on the Barclays U.S. Aggregate Bond Index was used as a secondary benchmark. The Board noted that the S&P 500 Index is a broad based equity securities index while the Fund is a blend of equities, fixed income and real estate/asset-based securities and the difficulty of finding an appropriate benchmark for the Fund as the Fund’s allocation among asset classes varies from time to time. The Board noted that certain REIT investments had been a performance detractor and that inconsistent performance of such investments had hurt overall performance of the Fund. The Board discussed the risks assumed by the Fund although concluding that TOIM continues to execute the Fund’s strategy according to the prospectus. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of Two Oaks was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by TOIM, the Board reviewed and discussed the Two Oaks’ advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report noting that the 0.60% advisory fee is less than the Morningstar category average and peer group average of 0.65% and 0.83%, respectively. The Board also noted that, although its net total annual operating expenses are near the highest in its peer group, it was significantly lower than the highest such fee in its Morningstar category. After further discussion, the Board concluded that based on TOIM’s experience, expertise and services to Two Oaks, the advisory fee charged by TOIM was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to TOIM with respect to Two Oaks based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by TOIM. After review and discussion, the Board concluded that, based on the services provided by TOIM and the current assets of the Fund, profits from TOIM’s relationship with Two Oaks were not excessive.

Economies of Scale. As to the extent to which Two Oaks will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from TOIM as the Trustees believed to be reasonably necessary to evaluate the terms of the Two Oaks Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Two Oaks Advisory Agreement, that (a) the terms of the Two Oaks Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Two Oaks Advisory Agreement is in the best interests of Two Oaks and its shareholders. In considering the renewal of the Two Oaks Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Two Oaks Advisory Agreement was in the best interests of Two Oaks and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement.

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR
Two Oaks Investment Management, LLC
597 Goshen Avenue
Clovis, CA 93611

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-896-6257 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-896-6257.

For more complete information about the Two Oaks Diversified Growth and Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund’s Board of Directors, please call or write to request the Fund’s Statement of Additional Information.

TWO OAKS DIVERSIFIED
GROWTH AND INCOME FUND

Semi-Annual Report
September 30, 2020

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/4/20

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 12/4/20